UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2012

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
555 East Lafayette, Detroit, Michigan 48226

(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, at the annual meeting of shareholders of Greektown Superholdings, Inc. (the “Company”), the shareholders elected a slate of nine members of the board directors, which included three new directors, James A. Barrett, Jr., Soohyung Kim, and Charles Moore. As disclosed in the Company’s definitive proxy statement dated April 10, 2012 (the “Proxy Statement”), the suitability of each of Messrs. Barrett, Kim and Moore to serve as a director of the Company had not yet been approved by the Michigan Gaming Control Board (“MGCB”) and, accordingly, their service as a director would not commence unless and until the MGCB approved their suitability as a director.  At a hearing of the MGCB on August 14, 2012, the MGCB approved the applications of Messrs. Barrett, Kim and Moore for suitability and eligibility as a director of the Company. Accordingly, Messrs. Barrett, Kim and Moore have assumed their position as members of the Board, effective on that date.

Reference is made to the Proxy Statement under the caption “Proposal No. 1-Election of Directors” which is incorporated by reference herein, for information as to the biographies of Messrs. Barrett, Kim and Moore and arrangements or understandings pursuant to which they were selected as directors. Reference is made to the Proxy Statement under the caption “Certain Relationships and Related Transactions” which is incorporated by reference herein, for information as to a prior consulting relationship between the Company and an entity with which Mr. Moore is affiliated.  Except as set forth therein there are no transactions with any of Messrs. Barrett, Kim or Moore that are reportable pursuant to Item 404(a) of Regulation S-K.  Reference is made to the Proxy Statement under the caption “Compensation of Directors” which is incorporated by reference herein, for information as to the director compensation of directors of the Company, including an initial share award for becoming a director. Mr. Kim has declined any compensation for his service as a director.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2012, the Board of Directors (the “Board”) of Greektown Superholdings, Inc. (the “Company”) adopted an amendment to Article III, Section 6 of the by-laws of the Company. The sole purpose of the amendment is to increase the number of directors required to call a special meeting of the Board from two to three.  As was the case prior to this amendment, meetings of the Board may also be called by the Chairman of the Board or Chief Executive Officer, and if the Board consists of only one director,  special meetings of the Board may be called by the sole director.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits Exhibit No.	Description

3.1	Bylaws of the Company, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2012
GREEKTOWN SUPERHOLDINGS, INC.

	By:	/s/Michael Puggi
	Name:	Michael Puggi
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description
3.1	Amended and Restated Bylaws of the Company.